Exhibit 8.1

List of Abbey National plc Subsidiaries as at December 31, 2003

	Name	Jurisdiction of Incorporation
1	A N (123) plc	England
2	Abbey Business Services (India) Private Limited	India
3	Abbey International Limited	England
4	Abbey National (America) Holdings Inc.	Delaware, USA
5	Abbey National (America) Holdings Limited	England
6	Abbey National (Gibraltar) Limited	Gibraltar
7	Abbey National (Holdings) Limited	England
8	Abbey National AESOP Trustees Limited	England
9	Abbey National Alpha Investments	England
10	Abbey National American Investments Limited	England
11	Abbey National Asset Managers Limited	Scotland
12	Abbey National Associated Bodies Pension Trustees (No.2) Limited	England
13	Abbey National Associated Bodies Pension Trustees Limited	England
14	Abbey National Baker Street Investments	England
15	Abbey National Belfast Limited	England
16	Abbey National Beta Investments Limited	England
17	Abbey National business Asset Leasing Limited	England
18	Abbey National business Cashflow Finance Limited	England
19	Abbey National business Commercial Lending Limited	England
20	Abbey National business Equipment Leasing Limited	England
21	Abbey National business Factors Limited	England
22	Abbey National business Finance Services Limited	England
23	Abbey National business Leasing (Holdings) Limited	England
24	Abbey National business Leasing Limited	England
25	Abbey National business Office Equipment Leasing Limited	England
26	Abbey National business Sales Aid Leasing Limited	England
27	Abbey National business Vendor Plan Leasing Limited	England
28	Abbey National cahoot Limited	England
29	Abbey National Cardiff and the Vales Limited	England
30	Abbey National Charitable Trust Limited	England
31	Abbey National Computer Services Limited	England
32	Abbey National Continental Investments	England
33	Abbey National Corporate Services Limited	England
34	Abbey National Credit and Payment Services Limited	England
35	Abbey National December Leasing (1) Limited	England
36	Abbey National December Leasing (2) Limited	England
37	Abbey National December Leasing (4) Limited	England
38	Abbey National December Leasing (7) Limited	England

39	Abbey National Dublin Investment Fund II plc	Eire
40	Abbey National Dublin Investment Fund III plc	Eire
41	Abbey National Dublin Investment Fund IV plc	Eire
42	Abbey National Dublin Investment Fund plc	Eire
43	Abbey National Ealing Limited	England
44	Abbey National Employee Car Loans Limited – In liquidation 18 February 2004	England
45	Abbey National Employees' Trustees Limited	England
46	Abbey National Employment Services Inc.	Delaware, USA
47	Abbey National Financial and Investment Services (Far East) Limited	Hong Kong
48	Abbey National Financial and Investment Services (Hong Kong) Limited	Hong Kong
49	Abbey National Financial and Investment Services (Jersey) Limited	Jersey
50	Abbey National Financial and Investment Services Ireland Holdings	Ireland
51	Abbey National Financial and Investment Services Ireland plc	Ireland
52	Abbey National Financial and Investment Services Isle of Man Limited	Isle of Man
53	Abbey National Financial and Investment Services PLC	Scotland
54	Abbey National First Capital B.V.	Holland
55	Abbey National France S A	France
56	Abbey National Funded Unapproved Retirement Benefits Scheme Trustees Limited	England
57	Abbey National Funding (Jersey) Limited	Jersey
58	Abbey National Funding plc	England
59	Abbey National General Insurance Services Limited	England
60	Abbey National Gibraltar (1986) Limited	England
61	Abbey National Global Investments	England
62	Abbey National GP (Jersey) Limited	Jersey
63	Abbey National Graphics Services Limited	England
64	Abbey National Group Pension Schemes Trustees Limited	England
65	Abbey National Growth Investments	England
66	Abbey National Healthcare Limited	England
67	Abbey National Homes Limited	England
68	Abbey National Independent Financial Consultants Limited	England
69	Abbey National Independent Investments	England
70	Abbey National Insurance Services Limited – In liquidation 18 February 2004	England
71	Abbey National Investments	England
72	Abbey National Investments Holdings Limited	England

73	Abbey National Jersey International Limited	Jersey
74	Abbey National June Leasing (2) Limited	England
75	Abbey National June Leasing (4) Ltd	England
76	Abbey National June Leasing (5) Ltd	England
77	Abbey National June Leasing (6) Ltd	England
78	Abbey National Life plc	Scotland
79	Abbey National March Leasing (4) Limited	England
80	Abbey National March Leasing (5) Ltd	England
81	Abbey National Mortgage Finance plc	England
82	Abbey National Multi-Manager Bond Fund	United Kingdom
83	Abbey National Multi-Manager Equity Fund	United Kingdom
84	Abbey National Multi-Manager OEIC	United Kingdom
85	Abbey National Newcastle Limited	England
86	Abbey National Nominees (Jersey) Limited	Jersey
87	Abbey National Nominees Limited	England
88	Abbey National North America Corporation	Delaware, USA
89	Abbey National North America Holdings Limited	England
90	ABBEY NATIONAL NORTH AMERICA LLC	Delaware, USA
91	Abbey National North America LLC	England
92	Abbey National Offshore Holdings Limited	Jersey
93	Abbey National Pension Funds (Holdings) Limited	England
94	Abbey National Pension Funds Trustee Company Limited	England
95	Abbey National PEP & ISA Managers Limited	Scotland
96	Abbey National Personal Finance Limited – In liquidation 18 February 2004	England
97	Abbey National Personal Pensions Trustee Limited.	England
98	Abbey National plc	England
99	Abbey National PLP (UK) Limited	England
100	Abbey National Properties (1) Limited	England
101	Abbey National Properties (2) Limited	England
102	Abbey National Property Developments Limited	England
103	Abbey National Property Investments	England
104	Abbey National Property Services Limited	England
105	Abbey National Second Capital B.V.	Holland
106	Abbey National Secretariat Services (Jersey) Limited	Jersey
107	Abbey National Secretariat Services Limited	England
108	Abbey National Securities Inc.	Delaware, USA
109	Abbey National September Leasing (1) Limited	England
110	Abbey National September Leasing (2) Limited	England
111	Abbey National September Leasing (3) Limited	England
112	Abbey National September Leasing (5) Ltd	England
113	Abbey National September Leasing (6) Ltd	England

114	Abbey National September Leasing (7) Limited	England
115	Abbey National Share Participation Scheme Trustee Company Limited	England
116	Abbey National Shelfco. No. 4 Limited	England
117	Abbey National SMA Holdings Limited	Scotland
118	Abbey National Sterling Capital plc	England
119	Abbey National Treasury International (IOM) Limited	Isle of Man
120	Abbey National Treasury International Limited	Jersey
121	Abbey National Treasury Investments	England
122	Abbey National Treasury Services (Australia) Holdings Limited	England
123	Abbey National Treasury Services (Australia) Holdings Pty Limited	New South Wales, Australia
124	Abbey National Treasury Services (Australia) Limited	New South Wales, Australia
125	Abbey National Treasury Services (Property) Limited	England
126	Abbey National Treasury Services (Trains Holdings) Limited	England
127	Abbey National Treasury Services (Transport Holdings) Limited	England
128	Abbey National Treasury Services Investments Limited	England
129	Abbey National Treasury Services Overseas Holdings	England
130	Abbey National Treasury Services plc	England
131	Abbey National Trust Company (Jersey) Limited	Jersey
132	Abbey National UK Investments	England
133	Abbey National Unit Trust Managers Limited	Scotland
134	Abbey National Wrap Managers Limited	England
135	Abbnat BV	Holland
136	Affinity Pensions Consultants Limited – In liquidation 18 February 2004	England
137	Agecroft Properties (No.2) Limited	England
138	Amicus UK Limited	Scotland
139	AN Structured Issues Limited	Jersey
140	ANDSH Limited.	England
141	ANFP (US) LLC	Delaware, USA
142	ANIFA Limited	England
143	ANITCO LIMITED	England
144	Anolsy Limited	England
145	Baker Street Risk and Insurance (Guernsey) Limited	Guernsey
146	Bee Ess Limited	England
147	Birrell Smith Underwriting Agencies Limited	England
148	Bridford Financial Services Limited	England
149	Bridford Life and Pensions Limited	England
150	Bridford Pension Trustees Limited	England
151	Business OutSourcing Services Limited	Scotland

152	CA Premier Banking Limited	England
153	Carfax Insurance Limited	Guernsey
154	Carrick House Limited	Isle of Man
155	Cater Allen (US) Limited	England
156	Cater Allen Asset Management (Jersey) Limited	Jersey
157	Cater Allen Bank (Jersey) Limited	Jersey
158	Cater Allen Futures Limited	England
159	Cater Allen Holdings Limited	England
160	Cater Allen International Limited	England
161	Cater Allen Investment Management Limited	England
162	Cater Allen Limited	England
163	Cater Allen Lloyd's Holdings Limited	England
164	Cater Allen Nominees (Jersey) Limited	Jersey
165	Cater Allen Nominees Limited	England
166	Cater Allen Offshore Nominees Limited	Jersey
167	Cater Allen Pensions Limited	England
168	Cater Allen Registrars Limited	Jersey
169	Cater Allen Syndicate Management Limited	England
170	Cater Allen Trust Company ( International ) Limited	Liberia
171	Cater Allen Trust Company (Jersey) Limited	Jersey
172	Cater Tyndall Limited	England
173	CDS (Nominees) Limited	England
174	Centre National D'Etudes de Credits
175	Charterfield Finance Limited	England
176	City Deal Services (Nominees) Limited	England
177	City Deal Services Limited	England
178	Colchester Management Company Limited	England
179	Compass Trust Company Limited	Jersey
180	Covista Integrated Business Infrastructure Limited	England
181	Crossley & Partners Limited	England
182	Danwood Finance Limited	England
183	Debt Management and Recovery Services Limited	England
184	Deutsche Porterbrook GmbH	Germany
185	Duchess Parade Investments Limited	England
186	Duncan Lawrie Pension Consultants Limited	England
187	EDS Credit Services Limited	England
188	First National Litigation Funding plc	England
189	First National Motor Business Limited	England
190	First National Motor Contracts Limited	England
191	First National Motor Facilities Limited	England
192	First National Motor Finance Limited	England
193	First National Motor Leasing Limited	England
194	First National Motor No. 1 plc	England
195	First National Motor plc	England

196	GB Trustees Limited	England
197	Get Motoring PLC	England
198	GMBC Financial Services Limited	England
199	Guest Barnes (Underwriting Agencies) Limited	England
200	Harris & Dixon (Underwriting Agencies) Limited	England
201	Harvestime Limited	Jersey
202	Hedge End Park No.3 Limited	England
203	Hedge End Park No.4 Limited	England
204	HMC Mortgage Notes 102 plc	England
205	Holmes Financing ( No 1 ) plc	England
206	Holmes Financing ( No 2 ) plc	England
207	Holmes Financing ( No 3 ) plc	England
208	Holmes Financing ( No 4 ) plc	England
209	Holmes Financing ( No 5 ) plc	England
210	Holmes Financing ( No 6 ) plc	England
211	Holmes Financing (No. 7) plc	England
212	Holmes Financing (No.8) Plc	United Kingdom
213	Holmes Funding Limited	England
214	Holmes Funding No.1 PLC	England
215	Holmes Funding No.2 PLC	England
216	Holmes Holdings Limited	England
217	Holmes Trustees Limited	England
218	Homesave Company	England
219	Huntley & Partners (Financial Services) Limited – In liquidation 18 February 2004	England
220	IEM (Holland) Aircraft Lease B.V.	Holland
221	IEM 757 Leasing I B.V.	Holland
222	IEM Airfinance B.V.	Holland
223	IEM Lease Aircraft B.V.	Holland
224	ILSE Holdings Limited	England
225	ILSE No. 2 PLC.	England
226	ILSE No.1 Limited	England
227	Inmarsat Ventures plc
228	Inscape Investment Fund	England
229	Inscape Investments Limited	England
230	ISLAY Limited	Jersey
231	J.R.H. Limited	England
232	James Hay Administration Company Limited	England
233	James Hay Holdings Limited	England
234	James Hay Insurance Company Limited	Jersey
235	James Hay Investment Services Limited	England
236	James Hay Pension Trustees Limited	England
237	Key Investments Limited	England
238	Kontax Pensions (Midlands) Limited	England

239	Kontax Pensions Limited	England
240	Leasing Equipment Limited	England
241	Life Online plc	Scotland
242	LOF Limited	England
243	LOL Limited	England
244	MAC No. 1 Limited	England
245	Mark Loveday Underwriting Agencies Limited – In Liquidiation 18.02.2004	England
246	N&P (B.E.S.) Loans Limited	England
247	N&P Personal Loans Limited – In liquidation 18 February 2004	England
248	N&P Syndicated Loans Limited	England
249	N&P Trustees Limited	England
250	New Investment for Trains 1 PLC	England
251	Novachance Limited	England
252	PECOH Limited	England
253	Porterbrook B.V.	The Netherlands
254	Porterbrook International Limited	England
255	Porterbrook Leasing Company (Euro) Limited	England
256	Porterbrook Leasing Company Limited	England
257	Porterbrook Leasing Company MEBO Limited	England
258	Porterbrook Limited	England
259	Porterbrook Maintenance Limited	England
260	Prolific Holdings Limited	England
261	Prolific Property Development (Kent) Limited	England
262	PSA Finance PLC	England
263	R D Robertson Underwriting Agency Limited	England
264	Ravensbank (Plot 2) Limited	Jersey
265	Rea Brothers Trustees Limited	England
266	Rental Collections Limited	England
267	Roger Cunliffe Investments Limited	England
268	Rolling Stock Finance 1 PLC	England
269	Rolling Stock Finance 2 PLC	England
270	Royale Saint Georges Banque
271	Ryders Discount Company Limited	England
272	S.A Sicopierre	France
273	S.N.C. Gestimur	France
274	Sarum Trustees Limited	England
275	Scotprov Limited	England
276	Scottish Mutual Assurance plc	Scotland
277	Scottish Mutual International Fund Managers (South Africa) Limited	South Africa
278	Scottish Mutual International Fund Managers Limited	Eire
279	Scottish Mutual International Holdings	Eire

280	Scottish Mutual International Investment Fund plc	Eire
281	Scottish Mutual International plc	Eire
282	Scottish Mutual Investment Managers Limited	Scotland
283	Scottish Mutual Nominees Limited	Scotland
284	Scottish Mutual Pension Funds Investment Limited	Scotland
285	Scottish Mutual Pensions Limited	England
286	Scottish Mutual PEP and ISA Managers Limited	England
287	Scottish Provident (Holdings) Limited	England
288	Scottish Provident Institution	Scotland
289	Scottish Provident International Life Assurance Limited	Isle of Man
290	Scottish Provident Limited	Scotland
291	Scottish Provident Pension Trustees Limited	England
292	Scottish Provident Trustees Limited	Scotland
293	Sheppards Moneybrokers Limited	England
294	SMA (81/103 Kings Road) Limited	England
295	Societe en Nom Collectif GI France	France
296	Solarlaser Limited	England
297	South Glasgow Retail Park Limited	Scotland
298	SPI Finance Plc	England
299	SPILA Marketing Services (Pty) Limited	South Africa
300	SPL (Holdings 1) Limited	Scotland
301	SPL (Holdings 2) Limited	Scotland
302	SPL (Holdings) Limited	Scotland
303	Suspense Nominees Limited	England
304	Talorcan Equity Pairs Plus Fund plc	Eire
305	Talorcan Forex Fund plc	Eire
306	Talorcan Global Fund plc	Eire
307	Talorcan plc	Scotland
308	The Compass Group Limited	Jersey
309	The Inscape Investment Fund (Jersey) Limited	Jersey
310	The National & Provincial Building Society Custodian Trustee Limited	England
311	The National & Provincial Building Society Pension Fund Trustees Limited	England
312	The Scottish Mutual Assurance Society	Scotland
313	The WF Company Limited	England
314	Three Quays Underwriting Management Limited	England
315	Timac Properties Limited	Jersey
316	Tiree Limited	Jersey
317	Tyndall Nominees ( Isle of Man ) Limited	Isle of Man
318	Tyndall Nominees Limited	England
319	UIST Limited	Jersey
320	Vendcare Finance Limited	England
321	WF (Management) Limited	England
322	WF (Trustees) Limited	England
323	WF Systems Limited	England
324	Whitefoord & Foden Limited	England
325	Whiting Pension Services Limited	England